PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
	      THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.   )


[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Material
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
[ ] Confidential Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



			    GALLERY OF HISTORY, INC.
	       (Name of Registrant as Specified In Its Charter)


			    GALLERY OF HISTORY, INC.
		  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:
	  __________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:
	  __________________________________________________________________
     3)   Per unit or other underlying value of transaction computed
	  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	   __________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:
	   __________________________________________________________________
     5)   Total fee paid:
	   __________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:___________________________________________
    2)   Form, Schedule or Registration Statement No.:_____________________
    3)   Filing Party:_____________________________________________________
    4)   Date Filed:_______________________________________________________


Notes:

                            GALLERY OF HISTORY, INC.
                            3601 West Sahara Avenue
                                Promenade Suite
                         Las Vegas, Nevada  89102-5822


                ______________________________________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                ______________________________________________


TO THE STOCKHOLDERS OF
GALLERY OF HISTORY, INC.:

	The Annual Meeting of Stockholders of the Gallery of History, Inc. (the "Company") will be held at the Company's offices, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822 on August 6, 1999 at 9:00 a.m. local time for the following purposes:

        1. To elect five directors to serve until the next annual meeting of the stockholders;

        2. To approve the appointment of Arthur Andersen LLP, as the Company's independent auditors for the fiscal year ending September 30, 1999; and

        3. To transact such other business as may properly come before the meeting and any adjournment thereof.

	All of the above matters are more fully described in the accompanying Proxy Statement.

	Stockholders of Common Stock of the Company of record at the close of business on June 30, 1999 will be entitled to vote at the meeting or any adjournment thereof.

					By order of the Board of Directors,

                                        TODD M. AXELROD
					TODD M. AXELROD,
					Chairman of the Board

July 6, 1999

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                            GALLERY OF HISTORY, INC.
                            3601 West Sahara Avenue
                                Promenade Suite
                         Las Vegas, Nevada  89102-5822

                              _________________

                               PROXY STATEMENT
                              _________________


      The Board of Directors presents this Proxy Statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held August 6, 1999 and any adjournment thereof (the "Meeting"). The purposes for which the Meeting is to be held are set forth in the Notice of Meeting on the preceding page.

      All proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors and for the appointment of Arthur Andersen LLP, as the Company's independent public accountants. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Meeting. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Meeting at any time prior to the voting thereof. Directors will be elected by a majority of the votes cast for or against. Shares represented by a proxy marked for abstention on a proposal will be counted as represented at the meeting with respect to such proposal, but will not be voted for or against the proposal. The effect of marking a proxy for abstention, however, is the same as marking it against the proposal. Shares registered in the name of a broker will be counted as represented at the meeting only for proposals as to which the broker's proxy gives voting directions. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails, such mailing to take place on or about July 6, 1999.

      There were 5,548,484 shares of Common Stock of the Company outstanding as of June 30, 1999. The Common Stock is the only class of securities of the Company entitled to vote. Each share has one vote. Only stockholders of record as of the close of business on June 30, 1999 will be entitled to vote. A list of stockholders entitled to vote at the Meeting will be available at the Company's office, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada, for a period of ten days prior to the meeting for examination by any stockholder.

                           ELECTION OF DIRECTORS
                           ---------------------

      At the Meeting, five directors are to be elected for the ensuing year and until their successors are duly elected and qualified. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Company. Proxies not marked to the contrary will be voted for the election of the following five persons.


                                                         Year First
                            Position(s) with              Became a
Name                Age     the Company                   Director
----------------    ---     -------------------------     ---------
Todd M. Axelrod     49      President and Chairman           1981
                            of the Board of Directors

Rod R. Lynam        50      Treasurer/Assistant              1984
                            Secretary and Director

Pamela Axelrod      44      Executive Vice President         1995
                            and Director

Bernard Duke        72      Director                         1998

Barry Fink          60

      Each officer of the Company, including those who are also nominees to the Board, will hold office until a successor has been elected by the Board.

      Todd M. Axelrod has been Chairman of the Board of Directors and President of the Company since its inception in November 1981. He devotes his full business time to the Company's affairs. Mr. Axelrod has been a private collector of valuable historical documents since 1968. Mr. Axelrod authored a book entitled The Handbook of Historical Documents -- A Guide to Owning History, which is being sold in the Company's galleries.

      Rod Lynam has been Treasurer and Chief Financial Officer of the Company since September 1984.

      Pamela Axelrod, the wife of Mr. Axelrod, has been a Vice President since 1992 and served as the Manager of the Las Vegas Fashion Show gallery from June 1984 to April 1996. She has served as Executive Assistant to the President since April 1996.

      Bernard Duke was elected to the Company's Board of Directors in February 1998. From 1992 to 1997, Mr. Duke had been a Director, Vice President and Chief Executive Officer of TFH Publications, Inc., of Neptune City, New Jersey. From 1984 to 1996, Mr. Duke was a Director and member of the Executive Committee of Graphic Arts Mutual Insurance Company.

      Barry Fink has been a partner of the law firm of Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP since May 1998. Christensen, Miller, Fink, Jacobs, Glaser, Weil & Shapiro, LLP has performed legal service for the Company during fiscal 1998 and will perform legal services for the Company in 1999. Such services have related to compliance with securities laws and other business matters.

      Garrett Williams, age 54, is a Senior Vice-President of the Company since 1989 who is the only executive officer of the Company not listed above. He served as Executive Assistant to the President from November 1988 to April 1996 and as a director of the Company from 1991 to 1996. He served as the Manager of the Las Vegas Fashion Show gallery from April 1996 to March 1997 and currently serves as a sales representative at the headquarters' location.



      Management recommends that the stockholders vote "FOR" the nominees for directors.








                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                   -----------------------------------------------

      The following table sets forth certain information, as of June 1, 1999, pertaining to ownership of the Company's Common Stock by those persons, known to the Company, to be the beneficial and record owners of more than five percent of the Common Stock of the Company, by each director and nominee of the Company and by all officers and directors of the Company as a group:

      Name of Beneficial                   Number of               Percent
      Holder (1) (2)                        Shares                of Class
      --------------------------------     ---------              --------
      Todd M. Axelrod (3)(5)               4,280,824                77.2%

      Rod Lynam                                  210                 (4)

      Pamela Axelrod (3)(5)                4,280,824                77.2%

      Gerald Newman (6)                      863,000                14.3%
      Seabreeze Lane
      Amagansette, NY 10093

      Bernard Duke                             ---
      2250 Allenwood Road
      Wall, NJ 07719




      Barry Fink                               ---
      Christensen, Miller, Fink, Jacobs,
        Glaser, Weil & Shapiro, LLP
      Avenue of the Stars, 18th Floor
      Los Angeles, CA 90067

      All officers and directors           4,281,034                77.2%
	as a group (3 persons)


(1) The address of each director and nominee, except where otherwise indicated is: c/o Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822.

(2) Except as otherwise noted below, the individuals referred to above have sole voting and investment power in regard to their Common Stock.

(3) Includes 2,059,022 shares of Common Stock owned of record and beneficially by Pamela Axelrod, Mr. Axelrod's wife, for which Mr. Axelrod has been appointed proxy (as discussed in Note (5) below). Excludes 204 shares of Common Stock owned of record and beneficially by Ruth Canvasser, Mr. Axelrod's mother, as to which Mr. Axelrod disclaims beneficial ownership.

(4)   Less than 1%.

(5) Pamela Axelrod has appointed Todd Axelrod her proxy with full power of substitution, to vote all of her 2,059,022 shares and to give all consents on all matters that Mrs. Axelrod may be entitled to vote or consent to at any meeting of the stockholders of the Company or under any other circumstance where a vote or consent of stockholders is required. Includes 2,221,802 shares owned of record and beneficially by Todd Axelrod (see Note (3) above).

(6) Includes 470,000 shares issuable upon exercise of currently exercisable options.









                       MEETINGS OF THE BOARD OF DIRECTORS AND
                          INFORMATION REGARDING COMMITTEES
                       --------------------------------------

      The Board of Directors held one meeting during the fiscal year ended September 30, 1998. All directors attended such meetings. The Board of Directors has a Compensation Committee, which in fiscal 1998 consisted of Mrs. Axelrod, Mr. Duke and Mr. Croteau. The committee reviews and recommends to the Board compensation for officers and issuance of stock options. The Compensation Committee did not meet during fiscal 1998. In fiscal 1998, the Company's Audit Committee consisted of Mr. Duke, Mr. Croteau and Mr. Lynam. The Audit Committee recommended to the Board of Directors the appointment of the independent public accountants. The Audit Committee reviews and considers the comments from the independent public accountants with respect to internal accounting controls and the consideration given or corrective action taken by management to weaknesses, if any, in internal controls. It also discusses matters concerning the Company's financial statements or other results of the audit. The Audit Committee met once during fiscal 1998, represented by Mr. Duke and Mr. Lynam. The Company also has an Executive Committee consisting of Mr. and Mrs. Axelrod and Mr. Duke, which did not meet during fiscal 1998. The Company does not have any other standing committees.










                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
                -------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, during the fiscal year ended September 30, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.
In making these disclosures, the Company has relied solely on a review of the copies of such reports furnished to the Company and written representations of its directors, executive officers and its greater than ten percent stockholders.










                            EXECUTIVE COMPENSATION
                            ----------------------

      The following summary compensation table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1998, 1997 and 1996, of those persons who were, at September 30, 1998 (i) the chief executive officer and (ii) the other most highly compensated executive officers of the Company, whose annual base salary and bonus compensation was in excess of $100,000.

      Name and Principal         Fiscal           Annual Compensation
      Position                    Year         Salary              Bonus
      ______________________     ______       ________            _______
      Todd M. Axelrod             1998        $137,469            $26,304
       President and Chief        1997         132,500             25,000
       Executive Officer          1996         132,500             25,000

      Pamela R. Axelrod           1998        $137,469            $26,304
       Executive Vice-President   1997         132,500             25,000
                                  1996         132,500             25,000(1)

(1)   Accrued bonus paid during December 1996.

      During the three year period ended September 30, 1998 the Company did not grant any stock options or stock appreciation rights to any of the named executive officers of the Company. In addition, none of the named executive officers held any stock options as of September 30, 1998.










                              CERTAIN TRANSACTIONS
                              --------------------

      In May 1994, the Company borrowed $110,000 from Pamela Axelrod, which was paid in full during fiscal 1997. The Company borrowed $1,000,000 in September 1998 from Nanna Corp., a company owned by Todd Axelrod and his wife
Pamela Axelrod. The loan was payable interest only at a rate of 8.75% with principal due September 2001. Subsequently, Nanna Corp. has dissolved, thus the note was transferred to Mr. Axelrod. The maturity date of the note was extended to April 30, 2002, and the interest rate was reduced to 8.0%.
Interest expense on related party notes amounted to $243 for the year ended
September 30, 1998. The proceeds for such loans were utilized by the Company to reduce its outstanding line of credit.

      The Company has purchased auction catalogs from Nanna Corp. During fiscal 1998, the Company $157,000 for catalogs for eight auctions; in fiscal
1997, the Company paid $146,500 for catalogs for seven auctions. The Company believes that such purchase prices were substantially comparable to what it would have had to pay an unrelated supplier. As of the June 1998 auction, the Company began utilizing different sources for its catalog printing.









                          RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS
                       ---------------------------------

      Arthur Andersen LLP has been selected as the Company's independent auditors for the fiscal year ending September 30, 1999. Selection of auditors is made by the Board of Directors subject to stockholder approval. Arthur
Andersen LLP has no financial interest, either direct or indirect, in the Company. A representative of Arthur Andersen LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

      Management recommends voting "FOR" the ratification of the appointment of the auditors.










                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
                 ---------------------------------------------

      Proposals of stockholders of the Company which are intended to be presented at the Company's next Annual Meeting, must be received by the Company no later than March 9, 2000 in order that they may be included in the proxy statement and form of proxy relating to that meeting. The Securities and Exchange Commission has adopted regulations that govern the inclusion of such proposals in the Company's annual proxy materials.

      THE COMPANY'S 1998 FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND
EXCHANGE COMMISSION, EXCLUSIVE OF EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO
ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO:
GALLERY OF HISTORY, INC., 3601 WEST SAHARA AVENUE, PROMENADE SUITE, LAS
VEGAS, NEVADA  89102-5822.

      In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company, or by any one or more of the foregoing means. The Company will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company's shares. All expenses in connection with such solicitation are to be paid by the Company.


                                       By Order of the Board of Directors

                                       TODD M. AXELROD
                                       TODD M. AXELROD
                                       Chairman of the Board


Dated:  July 6, 1999
Las Vegas, Nevada


                           GALLERY OF HISTORY, INC.
                                    PROXY
                  Annual Meeting of Stockholders, August 6, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints each of Todd M. Axelrod and Rod Lynam, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Gallery of History, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on August 6, 1999 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.

1. ELECTION OF DIRECTORS   FOR all nominees below          WITHHOLD AUTHORITY
                           (except as marked to the        to vote for all
                           contrary below) [  ]            nominees below [  ]

   NOMINEES:     Todd M. Axelrod, Rod Lynam, Pamela Axelrod, Bernard Duke and
                 Barry Fink.
   INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.

2. TO RATIFY SELECTION OF ARTHUR ANDERSEN LLP, AS CERTIFIED INDEPENDENT PUBLIC
   ACCOUNTANTS FOR THE 1999 FISCAL YEAR.
        [  ]  FOR               [  ]  AGAINST             [  ]  ABSTAIN

------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             Dated: ___________________________, 1999

                                    _________________________________
                                    Signature

                                    _________________________________
                                    Signature if held jointly


(PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.)


